Offerings - Offering: 1	Nov. 25, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Data Securities
Amount Registered | shares	700
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 700,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 96.67
Offering Note	Fee Rule 457(r)